UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2025
NEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35769	46-2950970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas, New York, New York 10036
(Address of principal executive offices, including zip code)

(212) 416-3400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	NWSA	The Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	NWS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
As previously disclosed on December 23, 2024, News Corporation (the “Company”) issued a press release announcing that it and Telstra Corporation Limited had entered into a definitive agreement to sell NXE Australia Pty Limited (“Foxtel”) to DAZN Group Limited. As further disclosed on February 6, 2025 and February 14, 2025, beginning with the Company’s second quarter of Fiscal 2025, as a result of the progression of the sale process and the discontinuation of further significant business activities in the Subscription Video Services segment, the results of operations of Foxtel have been classified as discontinued operations in accordance with ASC 205-20, Discontinued Operations, as the disposition reflects a strategic shift that has, and will have, a major effect on the Company’s operations and financial results. Upon reclassification of Foxtel’s results, the Company determined that the Subscription Video Services segment was no longer a reportable segment, and the residual results of the segment were aggregated into the News Media segment.
The Company is filing this Current Report on Form 8-K to recast its consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 that was previously filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2024 (the “Prior Annual Report”) to (i) reflect the presentation of Foxtel as discontinued operations, (ii) update the Company’s reportable segments for all periods presented therein and (iii) update relevant disclosure under Part II, Item 7 of the Prior Annual Report.
The following items of the Prior Annual Report are being recast to reflect the changes referenced above:
•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
•Part II, Item 8. Financial Statements and Supplementary Data.
This report does not reflect events occurring after the filing date of the Prior Annual Report and does not modify or update disclosures therein except as discussed above. This Form 8-K should be read in conjunction with the Prior Annual Report and the SEC filings made by the Company after the filing date of the Prior Annual Report, including the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2024, December 31, 2024 and March 31, 2025, and its Current Reports on Form 8-K.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Revised sections of the Annual Report on Form 10-K for the year ended June 30, 2024.
101	Interactive Data Files (embedded within the Inline XBRL document).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: May 13, 2025